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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 6, 1997



                               1ST BERGEN BANCORP
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             (Exact name of registrant as specified in its charter)



        NEW JERSEY                    0-27686                  22-3409845
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(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)



      250 VALLEY BOULEVARD, WOOD-RIDGE, NEW JERSEY            07075
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        (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code (201) 939-3400

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Item 5. OTHER.

      The Registrant issued a press release on February 6, 1997 announcing its earnings for the quarter ended December 31, 1996.

Item 7. EXHIBITS.

      The following exhibit is filed with this Current Report on Form 8-K.

Exhibit No.                              Description
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  99           Press Release dated February 6, 1997 announcing the Registrant's earnings for the quarter ended December 31, 1996.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, 1st Bergen Bancorp has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             1ST BERGEN BANCORP
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                                               (Registrant)


Dated:  February 10, 1997                 By: /s/ ALBERT E. GOSSWEILER
                                              ------------------------
                                                Albert E. Gossweiler,
                                                Executive Vice President
                                                and Chief Financial
                                                Officer

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                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K

Exhibit No.       Description                               Page No.
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  99              Press Release dated February                 5
                  10, 1997 announcing the
                  Registrant's earnings for
                  the quarter ended
                  December 31, 1996.